============================================================================

              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  December 17, 2008
                                                         -----------------


                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
----------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================================


 Item 8.01 - Other Events

       As previously reported, on November 26, 2007 Reunion Industries, Inc. ("Reunion") filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of
Connecticut, Bridgeport Division (the "Bankruptcy Court").   Reunion continues
to operate as "debtor-in-possession" in that proceeding under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. Attached to and made a part of this Report is Reunion's Monthly Operating Report that was filed on December 2, 2008 with the Bankruptcy Court and the United States Trustee pursuant to Rule 2015 of the Federal Rules of Bankruptcy Procedure.




                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  December 17, 2008                      REUNION INDUSTRIES, INC.
       -----------------                            (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer

-	2	-

































UNITED STATES BANKRUPTCY COURT
BRIDGEPORT DIVISION - DISTRICT OF CONNECTICUT
MONTHLY OPERATING REPORT


In re REUNION INDUSTRIES, INC.			Case No. 07-50727(AHWS)
      ------------------------                           --------------
							Reporting Period: OCTOBER 2008
									      ------------
                                          Federal Tax I.D. # 06-1439715
										-----------

CORPORATE MONTHLY OPERATING REPORT


REQUIRED DOCUMENTS                Form No.        Document   Explanation
								  Attached    Attached
-----------------------------    --------------   --------  ------------
Schedule of Cash Receipts
	and Disbursements		     MOR-1		    YES	     N/A
Bank Reconciliations		     MOR-1(CON'T)	    YES          N/A
Statement of Operations		     MOR-2		    YES 	     N/A
Balance Sheet			     MOR-3		    YES	     N/A
Status of Post-petition Taxes	     MOR-4		    YES	     N/A
Summary of Unpaid Post-petition
	Debts				     MOR-4		    YES	     N/A
Accounts Receivable 		     MOR-5		    YES	     N/A
Taxes Reconciliation & Aging	     MOR-5		    YES	     N/A
Payments -Insiders/Professionals   MOR-6		    YES	     N/A
Post Petition Status of Secured
	Notes, Leases Payable	     MOR-6		    YES	     N/A
Debtor Questionnaire		     MOR-7		    YES	     N/A


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



Authorized Individual  \s\ JOHN M. FROEHLICH, CFO	Date NOV. 26, 2008
			      -------------------------	     -------------





Authorized individual must be an officer, director or shareholder if debtor is a corporation.










						- A-1 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 1/4
CASH RECEIPTS AND DISBURSEMENTS
OCTOBER 2008
------------


	Cash - beginning of period excluding		     $  7,479,352

	Plus: Collections on receivables				  1,688,169
	Plus:	Miscellaneous/Titan receipts/China Dividend	     18,370

	Less: Disbursements
		Net payroll							    383,473
		Payroll taxes						    143,846
		Titan disbursements					     27,265
		Other operating 						  1,445,012
		Income Tax payments					          -
		Reorganization:
			Professional fees					          -
			U.S. Trustee fees					     20,000
										 ----------
							Total			  2,019,596

	Increase(Decrease)in outstanding checks			    174,691
										 ----------
	Cash - end of period					     $  6,991,604
										 ==========































						- A-2 -








REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 2/4
BANK RECONCILIATION
AS OF OCTOBER 31, 2008
----------------------






BANK					PNC BANK	PNC BANK	PNC BANK	PNC BANK
TYPE					OPERATING	PAYROLL		HEALTHCARE	PENSION
ACCOUNT NUMBER				2161326		2184149		2880718		10382890


Balance per books			$243,909	$     0		$      0	$      0
					========	=======		========	========

BANK BALANCE 				$343,808	$     0		$ 52,207	$    710
Deposits in transit
Outstanding checks			 (99,899)	      -		 (52,207)	    (710)
Other - explain below			See Note 1
					--------	-------		--------	--------

Adj. Bank Balance			$243,909	$     0		$      0	$      0
					========	========	========	========

("Adj. Bank Balance" must equal "Balance per books".)



EXPLANATION OF OTHER:
		Note 1: Bank balance includes $266,808 in an overnight deposit account.































						- A-3 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 3/4
BANK RECONCILIATION
AS OF OCTOBER 31, 2008
----------------------






BANK				PNC BANK	PNC BANK	PNC BANK     PNC BANK
TYPE				PENSION		COLLATERAL	CARVE-OUT   SEGREGATED
ACCOUNT NUMBER			1011567058	1019820572	1019820847  1019821057


Balance per books		$      0	$4,595,220	$1,505,339    $250,940
				========	==========	 =========    ========

BANK BALANCE 			$  5,827	$4,595,220	$1,505,339    $250,940
Deposits in transit	       	       0
Outstanding checks		  (5,827)
Other - explain below		--------	----------	 ---------    --------
Adj. Bank Balance		$      0	$4,595,220	$1,505,339    $250,940
				========	==========	 =========    ========

("Adj. Bank Balance" must equal "Balance per books".)
































						- A-4 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 4/4
BANK RECONCILIATION
AS OF OCTOBER 31, 2008
----------------------






BANK				FIFTH THIRD	FIFTH THIRD	 Chase	      Chase
TYPE				OPERATING	  PAYROLL	Operating    Royalty
ACCOUNT NUMBER			7512940417	  1065629	1690008469  1820765236


Balance per books		$ 232,813	$       0	$ 49,342    $ 114,041
				=========	 ========	 =======     ========

BANK BALANCE 			$ 526,097	$       0	$121,728    $ 116,725
Deposits in transit
Outstanding checks		 (293,284)     		 (72,386)	(2,684)
Other - explain below
				---------	 --------	 -------     --------

Adj. Bank Balance		$ 232,813	$       0	$ 49,342    $ 114,041
				=========	 ========	 =======     ========

("Adj. Bank Balance" must equal "Balance per books".)


































						- A-5 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 2
INCOME STATEMENT
FOR THE PERIODS INDICATED
-------------------------
($ amounts in thousands)

									              Post
								       Month of  Petition to
									  Oct-08	31-Oct-08
									 --------	---------

Net Sales								$  1,540	$ 30,912
Cost of Sales:
	Standard Cost						   1,133	  22,639
	Variances & Other						     201	   2,351
									  ------	 -------

	Gross Profit						     206	   5,922

Operating Expenses:
	Marketing							      53	     956
	General & Admin						     282	   3,446
									  ------	 -------

	Operating Profit						    (129)	   1,520

Other Income(Expense)						       3	  40,189
Equity in China JV						      74         786
Reorganization exp:
	Professional fees						     (79)       (339)
	U.S. Trustee fees						     (20) 	     (71)
	Other
	Adequate Protection Paym't Exp.			       0 	    (450)
Interest Expense - excluding Adequate
	Protection Payments					     (10) 	  (3,258)
									  ------	 -------

	Profit before tax						    (161)	  38,377

Income Tax									 0	       0
									  ------	 -------

	Net Income							$   (161)	$ 38,377
									  ======	 =======



NOTE: Other income(expense) above primarily reflects the gain on
		the sale of the Company's CP Industries division in April of 2008.









						- A-6 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 3
COMPARITIVE BALANCE SHEET
AS OF THE PERIODS SHOWN
-----------------------
($ amounts in thousands)

					26-Nov-07		31-Sep-08	30-Oct-08
					---------  		---------	---------
ASSETS:
Cash and Equivalents		$     754		$   7,479	$  6,992
Net Receivables			    7,166		    2,340	   2,257
Net Inventory			   12,369		    1,940	   1,876
Other Current Assets		    3,029		    2,110	   2,185
					  -------     	  -------	 -------
		Current		   23,318		   13,869	  13,310

Net Property			    6,300		    3,193	   3,509
Goodwill				   10,994		    1,491	   1,491
CSV policies			    2,200		    2,195	   2,195
Interest in China JV		    3,009		    3,721	   3,795
					  -------		  -------	 -------
		Total			$  45,821		$  24,469	$ 24,300
					  =======		  =======	 =======
LIABILITIES & EQUITY:
Current Maturities of Debt	$       0		$       0	$      0
Trade Payables			    3,305		    2,663	   2,757
Accrued Income Taxes		        0		       11	      11
Accrued Interest			      544			647	     653
Customer Deposits			    4,424		        0	       0
Accrued Other			    4,272		    4,497	   4,397
					  -------		  -------	 -------
		Current		   12,545		    7,818	   7,818

Secured Debt and interest	   53,418		      500	     500
Other Liabilities			    3,101		      624	     624
					  -------		  -------	 -------
		Total Liabilities	   69,064		    8,942	   8,942

Total Equity			  (23,243)		   15,527	  15,358
					  -------		  -------	 -------

		Total			$  45,821		$  24,469	$ 24,300
					  =======		  =======	 =======


















						- A-7 -




REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4				page 1/3
SUMMARY OF UNPAID POST PETITION TAXES AND DEBTS
AS OF OCTOBER 31, 2008
----------------------
($ Amounts in 000's)



TAXES:
------
					 	  Beg					   End
						Liability	Accrued	Paid	 Liability
						---------	--------	-----	 ---------
	NON-PAYROLL TAXES:
	Sales					$   0					 $   0
	Excise				$   0					 $   0
	Real Property			$   0					 $   0
	Personal Property			$   0					 $   0



	PAYROLL TAXES - See attached pages 2 to 3
	-----------------------------------------
		Amount due for payrolls in the last half of
			October 2008 - paid in November.			  $ 51




DEBTS:
------
					        Days Past Due
					  ---------------------------
				Current	   0-30    31-60    61-90    Over 91      Total
				------  ----   ----   ----   ------    ------
Accounts Payable		$  336    $ 191   $  25    $   0    $ 2,205     $ 2,757
Wages Payable			    78    					        78
Taxes Payable			     0						         0
Rent-Building			     0						         0
Adequate Protection Paymts	     0						         0
Professional Fees		     0        0       0  	81	    0	        81
Amounts due Insiders		     4        4       4	 4	  106	       122
				  ----      ---     ---      ---      -----       -----
	Total			$  418    $ 195   $  29    $  85    $ 2,311     $ 3,038
				 =====      ===     ===      ===      =====       =====



Explanations:
Wages represent hourly wages earned in the last half of October that were
	paid in November.
Professional fees are due Reid and Riege and are awaiting Bankruptcy Court
	approval.
Amounts due insiders represent post petition interest on note and guaranty fees.










						- A-8 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4	 			page 2/3
FIT/FICA TAX PAYMENTS and FUTA 940 TAX PAYMENTS
OCTOBER 2008
------------

DATE
PAID	REF		HANNA		HQ		TOTAL
----	---		------	------	-------
OCTOBER
01	941		 19,566		10,876		 30,442
02							      0
03							      0
06							      0
07	941		 17,424				 17,424
08							      0
09							      0
10							      0
13							      0
14							      0
15	941		 16,990				 16,990
16							      0
17	941		 19,726		10,876		 30,602
20							      0
21	941		 16,057				 16,057
22							      0
23							      0
24							      0
27							      0
28	941		 16,143				 16,143
29							      0
30							      0
31	940				   216		    216

			-------		------		-------
TOTAL			105,906		21,968		127,874
			=======		======		=======







































						- A-9 -








REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4				page 3/3
PA., ILLINOIS, INDIANA AND WISCONSIN WITHHOLDING TAX PAYMENTS
OCTOBER 2008
--------------

DATE
PAID		STATE		HANNA		HQ		TOTAL
----		--------	--------	--------	----------
OCTOBER
01		IL		1,696				1,696
02		PA				1,168		1,168
03		IL		1,738				1,738
06								    0
07								    0
08		IL		1,703				1,703
09								    0
10								    0
13								    0
14								    0
15		WI		  842				  842
16		IL		1,679				1,679
17								    0
20		PA,IN				1,240		1,240
21								    0
22		IL		3,354				3,354
23								    0
24								    0
27								    0
28								    0
29		IL		1,620				1,620
30								    0
31		WI		  932				  932

				------		-----	      ------

TOTAL				13,564		2,408	      15,972
				======		=====         ======








































						- A-10 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 5
ACCOUNTS RECEIVABLE AND TAXES AGING
AS OF OCTOBER 31, 2008
------------------------
($ Amounts in 000's)




TRADE ACCOUNTS RECEIVABLE RECONCILIATION:
----------------------------------------
		Trade Receivables - beg of month			$ 2,454
		Plus: Invoiced during the month			  1,606
		Less: Amounts collected					 (1,688)
		Less: Credits/Adjustments				     (2)
										 ------
		Trade Receivables - end of month			$ 2,370
										 ======




ACCOUNTS RECEIVABLE AGINGS:
---------------------------
		0-30								$ 1,469
		31-60								    702
		61-90								    114
		91+								     85
										 ------
			Total	trade receivables				  2,370
		Non-trade receivables					     29
		Less: Reserve for bad debts				   (142)
										 ------
		Net Receivables - per balance sheet			$ 2,257
										 ======


TAXES PAYABLE
-------------
		Taxes from October payrolls - paid in Nov.         $ 51
										    ===




















						- A-11 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 6
PAYMENTS TO INSIDERS and PROFESSIONALS and
STATUS OF SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS
OCTOBER 2008
------------
	Of the total disbursements shown on MOR-1, list the amount paid to
	insiders and to professionals.  For payments to insiders, identify
	the type of compensation paid.
								PAID THIS		 TOTAL
					TYPE OF		  PERIOD		 POST
	NAME				PAYM'T		  AMOUNT		PETITION
------------------------	-----------		---------		--------
INSIDERS:
---------
Thomas N. Amonett			Director fees	  $ 1,500		$ 16,500
Charles E. Bradley		Director fees	  $ 9,833		$108,163
Thomas L. Cassidy			Director fees	  $ 1,500		$ 16,500
David E. Jackson			Director fees	  $ 1,500		$ 16,500
Joseph C. Lawyer			Director fees	  $ 4,625		$ 50,875
John G. Poole			Director fees	  $ 5,000		$ 55,000
Kimball J. Bradley, CEO		Salary		  $32,627		$358,897
John M. Froehlich, CFO		Salary		  $18,255		$200,805
Thomas J. Vogel, VP		Salary		  $ 9,350		$102,850

PROFESSIONALS:
--------------
											   TOTAL
				DATE OF		    PAID THIS	 TOTAL  INCURRED
				 COURT	 AMOUNT	PERIOD	PAID TO   AND
				 ORDER	APPROVED	AMOUNT	  DATE   UNPAID
				-------	--------  ---------	------- --------

Reid and Riege, PC     11/28/07   $ 376,578  $      -     $ 376,578  $80,982



POST PETITION STATUS OF SECURED NOTES,LEASES AND ADEQUATE PROTECTION PAYMENTS:
------------------------------------------------------------------------------


						 MONTHLY	  PAID	  POST
						 PAYM'TS	 DURING	PETITION
	NAME OF CREDITOR			   DUE	  MONTH	 UNPAID
	-------------------------	---------   ---------   ---------
	SECURED NOTES:(Principal in default)
	ADEQUATE PROTECTION PAYMENTS:
	  U.S. Bank, as Trustee		 $      0	$       0 	 $      0


	LEASES
	------
	KWA Properties				 $ 70,198	 $ 70,198	 $      0
	IPC REIT - Stanwix Street Assoc	 $  9,362	 $  9,362	 $      0
	US Bancorp				 $  2,890	 $  2,890	 $      0









						- A-12 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 7
DEBTOR QUESTIONNAIRE
OCTOBER 2008
------------

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item.
Attach additional sheets if necessary.

											YES	NO
											---	---
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE
	OF BUSINESS THIS REPORTING PERIOD?						 	 X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR
	IN POSSESSION ACCOUNT THIS REPORTING PERIOD? 					 X
3. IS THE DEBTOR DELINQUENT IN THE TIMELY FILING OF ANY POST-PETITION
	TAX RETURNS?										 X
4. ARE WORKERS' COMPENSATION, GENERAL LIABLIITY OR OTHER NECESSARY
	INSURANCE COVERAGES EXPIRED OR CANCELLED, OR HAS THE DEBOR
	RECEIVED NOTICE OF EXPIRATION OR CANCELLATION OF SUCH POLICIES?			 X
5. IS THE DEBTOR DELINQUENT IN PAYING ANY INSURANCE PREMIUM PAYMENT?			 X
6. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
	REPORTING PERIOD?									 X
7. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
	RELATED PARTIES?									 X
8. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?						 X
9. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?				 X
10.ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?						 X
11.ARE ANY OTHER POSTPETITION TAXES PAST DUE?						 X
12.HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?			 X
13.ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?				 X
14.ARE ANY WAGE PAYMENTS PAST DUE?								 X
15.HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		 	 X
16.IS THE DEBTOR DELINQUENT IN PAYING ANY U.S. TRUSTEE FEES?				 X
17.IS THE DEBTOR DELINQUENT WITH ANY COURT ORDERED PAYMENTS TO ATTORNEYS
	OR OTHER PROFESSIONALS?								 X
18.HAVE THE OWNERS OF SHAREHOLDERS RECEIVED ANY COMPENSATION OUTSTIDE OF
	THE NORMAL COURSE OF BUSINESS?							 X
































						- A-13 -